ETF OPPORTUNITIES TRUST

GSR CRYPTO CORE3 ETF (BESO)
GSR DIGITAL ASSET TREASURY COMPANIES ETF (DATZ)
(the “Funds”)
Listed on NASDAQ Stock Market LLC

Supplement dated May 27, 2026
to the Statement of Additional Information (“SAI”) dated February 17, 2026, as supplemented from time to time

Effective immediately, the first four sentences of the second paragraph under the section entitled “PURCHASE AND REDEMPTION OF CREATION UNITS - Procedures for Creation of Creation Units” of the Funds’ SAI is hereby deleted and replaced with the following information:

The Distributor will process orders to purchase Creation Units received by 3:00 p.m. New York time on the trade date (“Closing Time”), as long as they are in proper form. If an order to purchase Creation Units is received in proper form by Closing Time, then it will be processed that day. Purchase orders received in proper form after Closing Time will be processed on the following Business Day and will be priced at the NAV determined on that day. Custom orders must be received by the Transfer Agent no later than 3:00 p.m. New York time on the trade date.

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This Supplement and the existing SAI provide relevant information for all shareholders and should be retained for future reference. The SAI has been filed with the Securities and Exchange Commission, is incorporated by reference, and can be obtained without charge by calling the Fund toll-free at 1-888-999-5958.